UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE


At the regular quarterly earnings conference call held by Prime Group Realty Trust (the "Company") on Tuesday, August 13, 2002, a Company official disclosed that the Company had reached an agreement (the "Citadel Lease Amendment") with Citadel Investment Group, L.L.C. ("Citadel") to lease two additional floors consisting of 68,271 square feet in the Company's Dearborn Center project. The final execution of the Citadel Lease Amendment remains subject to the consent of certain third party lenders.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME GROUP REALTY TRUST


Dated: August 14, 2002                      By: /s/  Louis G. Conforti
                                                ----------------------
                                                Louis G. Conforti
                                                Co-President and
                                                Chief Financial Officer